SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                            _______________________


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  March 27, 2003


                             TRANS-LUX CORPORATION
                             ---------------------
            (Exact name of registrant as specified in its charter)


     Delaware                          1-2257                   13-1394750
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
        of incorporation)             File Number)           Identification No.)


                 110 Richards Avenue, Norwalk, CT  06856-5090
                 --------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (203) 853-4321


-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.   Other Events

	  On March 27, 2003, Trans-Lux Corporation issued a press release concerning
	  financial performance for the fourth quarter of 2002 and annual results.

Item 7.   Financial Statements and Exhibits

                (c)  Exhibits.


                       99    Press release dated March 27, 2003

                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TRANS-LUX CORPORATION



	                                            By: /s/ Angela D. Toppi
                                                       ------------------------
                                                    Angela D. Toppi
                                                    Executive Vice President
                                                    and Chief Financial Officer




                                                    By: /s/ Robert P. Bosworth
                                                       ------------------------
                                                    Robert P. Bosworth
                                                    Vice President and
                                                    Chief Accounting Officer

Date:  March 28, 2003